UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒ Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to § 240.14a-12

BlackRock Credit Allocation Income Trust

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(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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PRELIMINARY COPY SUBJECT TO COMPLETION

[    ], 2019

Dear Shareholder,

An annual meeting of the shareholders of BlackRock Credit Allocation Income Trust (“BTZ” or the “Trust”) will be held at [        ], on [        ], [        ], 2019, at [        ] (Eastern time), to consider and vote on nominees for the Board of Trustees of the Trust (the “Board”) and a proposal submitted by a hedge fund, each as discussed in the enclosed proxy statement. Your vote is extremely important because a hedge fund managed by Saba Capital Management, L.P. (“Saba”) has proposed individuals to serve on the Board and submitted a non-binding proposal to declassify the Board, both of which are unanimously OPPOSED by the Board. We urge you to spend some time reviewing the proposals in the accompanying proxy statement and to vote as recommended by the Board.

MAKE YOUR VOICE HEARD – PLEASE VOTE TODAY

VOTING IS EASY AND TAKES JUST A FEW MINUTES

The Board has unanimously approved the following nominees on behalf of the Trust (the “Board Nominees”) to serve as Trustees of the Trust:

•	Richard E. Cavanagh

•	Cynthia L. Egan

•	Robert Fairbairn

•	Henry Gabbay

The Board believes the Board Nominees have the skills, qualifications and requisite experience in overseeing investment companies to act in the best interests of ALL shareholders. In addition, as further discussed in the enclosed proxy statement, the Board believes that it is in the best interest of the Trust to continue to have a classified board structure.

Saba has taken a position in the Trust and announced its intention to solicit proxies to elect four individuals (“Hedge Fund Individuals”) to the Board at the meeting. The Board has determined the nominations of the Hedge Fund Individuals to be invalid as a result of Saba’s hedge fund failing to comply with the Trust’s By-laws. As a result, any votes with respect to the Hedge Fund Individuals will not be counted at the meeting.

How should I vote?

Vote FOR ✓	The Board members responsible for the Trust unanimously recommend that you vote “FOR” the Board Nominees and “AGAINST” the proposal submitted by Saba by voting the enclosed WHITE proxy card and returning it to us or by using the other voting options discussed in the proxy statement.

What should I NOT do?

Please do NOT send back any proxy card you may receive from Saba, even to withhold votes on the Hedge Fund Individuals, as this will cancel your prior vote for the Board Nominees. ONLY YOUR LATEST DATED PROXY WILL COUNT AT THE MEETING.

You have received the enclosed proxy statement because you were a shareholder of record of the Trust on May 30, 2019 (the “Record Date”).

Your vote is important. Attendance at the annual meeting will be limited to the Trust’s shareholders as of the Record Date. If you are a record holder of the Trust’s shares, in order to gain admission to the meeting, you must present valid photographic identification, such as a driver’s license or passport. If you hold your shares of the Trust through a bank, broker or other nominee, you will also be required to show satisfactory proof of ownership of shares in the Trust, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or a broker’s statement indicating share ownership as of the Record Date.

If you are a registered shareholder, you may vote your shares in person by ballot at the annual meeting. If you hold your shares of the Trust in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the annual meeting.

Even if you plan to attend the meeting, we request that you vote your shares by signing and dating the enclosed WHITE proxy card and returning it in the enclosed postage-paid envelope or by voting via Internet or by telephone by following the instructions provided on the enclosed WHITE proxy card.

How do I vote?

We encourage you to carefully review the enclosed materials, which explain these proposals in more detail. We hope that you will respond today to ensure that your shares will be represented at the meeting. You may vote using one of the methods below by following the instructions on your WHITE proxy card or WHITE voting instruction form(s):

•	By touch-tone telephone;

•	By Internet;

•	By signing, dating and returning the enclosed WHITE proxy card or WHITE voting instruction form(s) in the postage-paid envelope; or

•	In person at the meeting.

If you do not vote using one of these methods, you may be called by Georgeson LLC, the Trust’s proxy solicitor, to vote your shares.

If you have any questions about the proposals to be voted on, please call Georgeson LLC toll free at 1-866-295-8105.

Sincerely,

Janey Ahn

Secretary of the Trust

40 East 52nd Street

New York, NY 10022

IMPORTANT INFORMATION FOR TRUST SHAREHOLDERS

While we encourage you to read the full text of the enclosed proxy statement, for your convenience we have provided a brief overview of the matters to be voted on.

Questions and Answers

Why am I receiving the proxy statement?

BlackRock Credit Allocation Income Trust (the “Trust”) is required to hold an annual meeting of shareholders for the election of members of the Board of Trustees (the “Board”). The enclosed proxy statement describes (i) the proposal to approve the nominees to the Board of the Trust (the “Board Nominees”) and (ii) a non-binding proposal submitted by a hedge fund managed by Saba Capital Management, L.P. (“Saba”), to be voted upon if properly presented at the meeting, that the Board take all necessary steps to declassify the Board of the Trust so that Trustees are elected on an annual basis (the “Hedge Fund Proposal”).

How does the Board recommend that I vote?

The Board unanimously recommends that you vote on the proposals below in the following manner:

Proposal 1. “FOR” the election of the Board Nominees.

AND

Proposal 2. “AGAINST” the Hedge Fund Proposal to declassify the Board of Trustees submitted by Saba.

In order to vote as recommended by the Board, please vote by promptly completing, signing, dating and returning the enclosed WHITE proxy card. Please do not return or vote any other color proxy card you may receive.

You may receive a different proxy statement (along with a proxy card that is any color other than white) from Saba seeking approval of the Hedge Fund Proposal and seeking to elect individuals (“Hedge Fund Individuals”) who have no experience working with the Trust or its investment adviser. The Board has determined the nominations of the Hedge Fund Individuals to be invalid as a result of Saba’s hedge fund failing to comply with the Trust’s By-laws. As a result, any votes with respect to the Hedge Fund Individuals will not be counted at the meeting.

Please discard any proxy card that you receive from Saba. Your Board strongly urges you not to sign or return any proxy card sent to you by Saba, even to withhold votes on the Hedge Fund Individuals or to vote against the Hedge Fund Proposal, because doing so will cancel out any previously-submitted votes on the Trust’s WHITE proxy card. We are not responsible for the accuracy of any information provided by or related to Saba or the Hedge Fund Individuals contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Saba or any other statements that Saba or its representatives have made or may otherwise make.

Why does the Board recommend that I vote for the election of the Board Nominees selected by the Board?

The following are the Board Nominees recommended by the Board:

•  Richard E. Cavanagh

•  Cynthia L. Egan

•  Robert Fairbairn

•  Henry Gabbay

The Board has reviewed the qualifications and backgrounds of the Board Nominees and believes that the Board Nominees possess the requisite experience in overseeing investment companies and are familiar with the Trust and its investment adviser. The Board Nominees, together with other Trustees on the Board, are focused on creating sustainable value for ALL shareholders. Under their leadership, the Trust has generated competitive performance on both an absolute and relative basis compared to the Trust’s Lipper Peer Group and reference benchmark. Your Board seeks to ensure that the Trust operates in a responsible manner to protect and advance the interests of ALL shareholders, and not just a select few whose interests may be in direct contrast to the Trust’s long-term objectives. The Board has approved the Board Nominees and believes their election is in your best interest.

Why does the Board recommend I vote against the Hedge Fund Proposal?

For the reasons summarized below and set forth herein under “Opposing Statement of the Board of Trustees,” the Board believes that it is in the best interest of the Trust to continue to have a classified board structure:

•   Good corporate governance depends principally on active and independent board members who have extensive business experience and are knowledgeable about critical aspects of the Trust.

•   A classified board structure creates a more experienced Board that is better able to identify and accomplish long- term objectives in supervising the management of the Trust.

•   A classified board structure protects against abrupt changes in the Trust based on the short-term objectives of shareholders who may seek to implement an agenda that is contrary to the long-term interest of the Trust shareholders.

•   Considerations with respect to classified boards for closed-end funds differ from traditional operating companies. Closed-end funds are subject to extensive regulation that requires independence of its board members and makes them accountable to shareholders.

•   Studies suggest that companies with staggered boards have benefited shareholders by freeing managers to focus on long term results and increasing shareholder value.

Will my vote make a difference?

YES. Your vote is very important and can make a difference in the governance and management of the Trust, no matter how many shares you own. We encourage all shareholders to participate in the governance of the Trust. Your vote can help ensure that the Board Nominees will be elected.

How do I vote my shares?

You can provide voting instructions by telephone, by calling the toll-free number on the WHITE proxy card or on the Voter Instruction Form for the Annual Meeting of Shareholders to be held on [ ], 2019 (the “Voter Instruction Form”), or by going to the Internet address provided on the Voter Instruction Form or WHITE proxy card and following the instructions. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your WHITE proxy card or Voter Instruction Form, as applicable. This code is designed to confirm your identity, provide access to the voting website and confirm that your voting instructions are properly recorded. Alternatively, if you received your proxy card by mail, you can vote your shares by signing and dating the WHITE proxy card and mailing it in the enclosed postage-paid envelope.

WHITE proxy cards that are properly signed, dated and received at or prior to the meeting will be voted as specified. If you specify a vote, your Proxy will be voted as you indicate. If you simply sign, date and return a WHITE proxy card, but don’t specify a vote, your shares will be voted “FOR” the election of the Board Nominees and “AGAINST” the Hedge Fund Proposal.

You may also attend the meeting and vote by ballot in person; however, even if you intend to do so, we encourage you to provide voting instructions by one of the methods discussed above.

If you are a record holder of the Trust’s shares, in order to gain admission to the meeting, you must present valid photographic identification, such as a driver’s license or passport. If you hold your shares of the Trust through a bank, broker or other nominee, you will also be required to show satisfactory proof of ownership of shares in the Trust, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or a broker’s statement indicating share ownership as of the Record Date.

If you are a registered shareholder, you may vote your shares in person by ballot at the annual meeting. If you hold your shares of the Trust in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the annual meeting.

Even if you plan to attend the meeting, please promptly follow the enclosed instructions to submit your voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating the WHITE proxy card and returning it in the accompanying postage-paid return envelope.

What should I do with other proxy cards I receive?

We urge you to vote the Trust’s WHITE proxy card. Please do NOT send back any proxy card you may receive from Saba, even to withhold votes on the Hedge Fund Individuals, as this will cancel your prior vote for the Board Nominees. Only your latest dated proxy will count at the meeting. If you have already sent back the proxy card you received from Saba, you can still change your vote—by promptly completing, signing, dating and returning the enclosed WHITE proxy card, which will replace the proxy card you previously completed.

What other information should I know in deciding how to vote?

We encourage you to read the entire proxy statement because it contains important information about the Board Nominees, information about the Hedge Fund Proposal (which the Board recommends you vote “AGAINST”) and other important information about the Trust, its management and its operations.

You may also receive a proxy statement from Saba, seeking your proxy to elect the Hedge Fund Individuals to serve as trustees of the Trust (whose nominations the Board has determined to be invalid as a result of Saba’s hedge fund failing to comply with the Trust’s By-laws) and to vote in favor of the Hedge Fund Proposal. Saba, through its hedge funds, invests in closed-end funds and has a history of submitting proposals and later withdrawing them once funds agree to conduct one or more tender offers, open-end fund conversions or other liquidity events. The Board believes Saba does this to benefit its own hedge funds, and not to benefit the shareholders of the closed-end funds it attacks. The Board believes that Saba’s actions are harmful to long-term shareholders in the Trust.

Is the Trust paying for the cost of the proxy statement?

The costs associated with the proxy statement, including the printing, distribution and proxy solicitation costs, will be borne by the Trust. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the proxy statement, also will be borne by the Trust.

The Trust and BlackRock, Inc. have retained Georgeson LLC (“Georgeson”), 1290 Avenue of the Americas, 9th Floor, New York, NY 10104, a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that Georgeson will be paid approximately $[ ] for such services (including reimbursements of out-of-pocket expenses).

Whom do I call if I have questions?	If you need more information, or have any questions about voting, please call Georgeson, the Trust’s proxy solicitor, toll free at 1-866-295-8105.

MAKE YOUR VOICE HEARD – PLEASE VOTE TODAY

VOTING IS EASY AND TAKES JUST A FEW MINUTES

To avoid the wasteful and unnecessary expense of further solicitation and no matter how large or small your holdings may be, we urge you to vote your shares by signing and dating the enclosed WHITE proxy card and returning it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the election of the Board Nominees and “AGAINST” the Hedge Fund Proposal. If your shares of the Trust are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the meeting.

[    ], 2019

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON [    ], 2019

To the Shareholders of BlackRock Credit Allocation Income Trust (“BTZ” or the “Trust”):

An annual meeting of the shareholders of the Trust will be held at [        ], on [        ], 2019, at [        ] (Eastern time), to consider and vote on the proposals, as more fully described in the accompanying proxy statement:

PROPOSAL 1	To elect to the Board (defined below) four Class III Trustees.

PROPOSAL 2 (Submitted by Saba’s Hedge Fund)	If properly presented at the meeting, to vote on a non-binding proposal put forth by a hedge fund managed by Saba Capital Management, L.P. (“Saba”) (the “Hedge Fund Proposal”).

To transact such other business as may properly come before the meeting or any adjournments, postponements or delays thereof.

The purpose of the meeting is to (i) elect four Class III Trustees to the Board of Trustees of the Trust (the “Board”, the members of which are referred to as “Board Members”), and (ii) vote on the Hedge Fund Proposal, if properly presented at the meeting. This meeting is very important because a hedge fund managed by Saba has taken a position in the Trust and announced its intention to solicit proxies to elect four individuals to the Board (the “Hedge Fund Individuals”) and to submit a proposal to declassify the Board at the meeting. The Board has determined Saba’s nominations of the Hedge Fund Individuals to be invalid as a result of Saba’s hedge fund failing to comply with the Trust’s By-laws. We urge you to spend some time reviewing the proposals in the accompanying proxy statement and to vote as recommended by the Board.

The Board has unanimously approved the following nominees on behalf of the Trust (the “Board Nominees”)

•	Richard E. Cavanagh

•	Cynthia L. Egan

•	Robert Fairbairn

•	Henry Gabbay

The Board believes the Board Nominees have the skills, qualifications, and requisite experience in overseeing investment companies to act in the best interests of ALL shareholders. In addition, as further discussed in the enclosed proxy statement, the Board believes that it is in the best interest of the Trust to continue to have a classified board structure.

The Board, including the independent Board Members, unanimously recommends a vote “FOR” the Board Nominees and “AGAINST” the Hedge Fund Individuals and the Hedge Fund Proposal.

Shareholders of record of the Trust as of the close of business on May 30, 2019 (the “Record Date”) are entitled to vote at the meeting and at any adjournments, postponements or delays thereof.

If you have any questions about the proposals to be voted on, please call Georgeson LLC, the firm assisting us in the solicitation of proxies, toll free at 1-866-295-8105.

By Order of the Board,

Janey Ahn

Secretary of the Trust

40 East 52nd Street

New York, NY 10022

i

PRELIMINARY COPY SUBJECT TO COMPLETION

ANNUAL MEETING OF SHAREHOLDERS

[            ], 2019

PROXY STATEMENT

This proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Credit Allocation Income Trust (“BTZ” or the “Trust”). The proxies will be voted at the annual meeting (the “meeting”) of shareholders of the Trust and at any and all adjournments, postponements or delays thereof. The meeting will be held at [            ], on [            ], [            ], 2019, at [            ] a.m. (Eastern time).

As described in further detail below, the purpose of the meeting is to vote on the following proposals:

PROPOSAL 1	To elect four Class III Trustees of the Trust to the Board.

PROPOSAL 2	If properly presented at the meeting by the hedge fund, to vote on a non-binding proposal that the Board take all necessary steps to declassify the Board of Trustees so that Trustees are elected on an annual basis (the “Hedge Fund Proposal”).

To transact such other business as may properly come before the meeting or any adjournments, postponements or delays thereof.

This meeting is very important because a hedge fund managed by Saba Capital Management, L.P. (“Saba”) has taken a position in the Trust and announced its intention to elect four individuals it selected (“Hedge Fund Individuals”) to the Board (whose nominations the Board has determined to be invalid as a result of Saba’s hedge fund failing to comply with the Trust’s By-Laws) and make a proposal to declassify the Board. Both of these actions are unanimously OPPOSED by the Board Members.

Distribution to shareholders of this Proxy Statement and the accompanying materials, or the Voter Instruction Form for the Annual Meeting of Shareholders to be held on [            ], 2019 (the “Voter Instruction Form”), will commence on or about [            ], 2019.

The Trust is organized as a Delaware statutory trust and is a closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

Shareholders of record of the Trust as of the close of business on May 30, 2019 (the “Record Date”) are entitled to notice of and to vote at the Trust’s annual meeting of shareholders and at any and all adjournments, postponements or delays thereof. Shareholders of the Trust are entitled to one vote for each share held, with no shares having cumulative voting rights. The quorum and voting requirements for the Trust are described in the section herein entitled “Vote Required and Manner of Voting Proxies.”

The number of shares of the Trust outstanding as of the close of business on the Record Date and the managed assets of the Trust on the Record Date are [            ] and $[            ], respectively. “Managed assets” means the total assets of the Trust minus its accrued liabilities (other than aggregate indebtedness constituting financial leverage). Except as set forth in Appendix F, to the knowledge of the Trust, as of [            ], 2019, no person was the beneficial owner of more than five percent of a class of the Trust’s outstanding shares.

Even if you plan to attend the meeting, please sign, date and return the enclosed WHITE proxy card. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card or Voter Instruction Form, as applicable. This code is designed to confirm your identity, provide access to the voting website and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the meeting will be voted at the meeting and at any and all adjournments, postponements or delays thereof. On any matter coming before the meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a WHITE proxy card is properly executed and returned and no choice is specified with respect to the proposal, the shares will be voted “FOR” Proposal 1 and “AGAINST” Proposal 2. Shareholders who execute proxies or provide voting instructions by telephone or via the Internet may revoke them with respect to the proposals at any time before a vote is taken on the proposals by filing with the Trust a written notice of revocation (addressed to the Secretary of the Trust at the principal executive offices of the Trust at the New York address provided herein), by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person by ballot, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank, broker or other intermediary, please consult your bank, broker or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

PLEASE DO NOT SEND BACK ANY PROXY CARD YOU MAY RECEIVE FROM SABA, EVEN TO WITHHOLD VOTES ON THE HEDGE FUND INDIVIDUALS (WHOSE NOMINATIONS THE BOARD HAS DETERMINED TO BE INVALID AS A RESULT OF SABA’S HEDGE FUND FAILING TO COMPLY WITH THE TRUST’S BY-LAWS), AS THIS WILL CANCEL YOUR PRIOR VOTE FOR THE TRUST’S NOMINEES. ONLY YOUR LATEST DATED PROXY WILL COUNT AT THE MEETING.

If you are a record holder of the Trust’s shares and plan to attend the meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. If you hold your shares of the Trust through a bank, broker or other nominee, and plan to attend the meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares in the Trust, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or a broker’s statement indicating ownership as of the Record Date. If you hold your shares of the Trust in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the meeting. Even if you plan to attend the meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating the WHITE proxy card and returning it in the accompanying postage-paid return envelope.

The Trust will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the Trust at 100 Bellevue Parkway, Wilmington, DE 19809, or by calling toll free at 1-800-882-0052. Copies of annual and semi-annual reports of the Trust are also available on the EDGAR Database on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

BlackRock, Inc. (“BlackRock”) will update performance and certain other data for the Trust on a monthly basis on its website in the “Closed-End Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trust. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website into this Proxy Statement.

Please note that only one annual or semi-annual report or this Proxy Statement may be delivered to two or more shareholders of the Trust who share an address, unless the Trust has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement, or for instructions on how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Trust at the Delaware address and phone number provided above.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation and no matter how large or small your holdings may be, we urge you to vote your shares by signing and dating the enclosed WHITE proxy card and returning it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed WHITE proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the election of the nominees named in this proxy statement and “AGAINST” the Hedge Fund Proposal. If your shares of the Trust are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the meeting.

YOUR VOTE IS IMPORTANT

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE

ENCLOSED WHITE PROXY CARD/VOTING INSTRUCTION FORM OR BY RECORDING YOUR

VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER HOW

MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON [    ], 2019.

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

[https://www.proxy-direct.com/blk-30686]

PROPOSAL 1—ELECTION OF TRUSTEE NOMINEES

The purpose of Proposal 1 is to elect Board Members for the Trust.

Nominees for the Trust. The Board consists of eleven Board Members, nine of whom are not “interested persons” of the Trust (as defined in the 1940 Act) (the “Independent Board Members”). The Trust divides its Board Members into three classes: Class I, Class II and Class III, and generally only one class of Board Members stands for election each year.

The Class III Board Members are standing for election this year. The Class III Board Nominees are Richard E. Cavanagh, Cynthia L. Egan, Robert Fairbairn and Henry Gabbay. Each Class III Board Member elected at the meeting will serve until the later of the date of the Trust’s 2022 annual meeting or until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal.

The Board recommends a vote “FOR” the election of Richard E. Cavanagh, Cynthia L. Egan, Robert Fairbairn and Henry Gabbay. The aforementioned nominees to the Board are collectively referred to herein as the “Board Nominees.” To vote for the Board Nominees, please vote by telephone or via the Internet, as described in the proxy card, or date and sign the enclosed WHITE proxy card and return it promptly in the enclosed postage-paid envelope. Please do not return or vote any other color proxy card you may receive. Each of the Board Nominees has consented to being named in this Proxy Statement and to serve as a Board Member if elected.

Board Members’/Nominees’ Biographical Information. Each of the Board Nominees is highly skilled and experienced.

Richard E. Cavanagh

Cynthia L. Egan

Robert Fairbairn

Henry Gabbay

Please refer to the below table which sets forth certain biographical information about the Board Members, including the Board Nominees. Following this table is a more detailed biography of each of the Board Members and the skills and experience that led to their selection as Board Members. Please note that only the Class III Board Members are standing for election this year. Each Board Nominee was reviewed by the Governance and Nominating Committee (the “Governance Committee”) of the Board and nominated by the full Board. Richard E. Cavanagh and Karen P. Robards were selected to serve as the Co-Chairs of the Board. All of the listed closed-end investment companies registered under the 1940 Act advised by BlackRock Advisors, LLC (the “Advisor”), including the Trust, are referred to collectively as the “BlackRock Closed-End Funds.” The BlackRock Closed-End Funds are part of a complex of investment companies advised by the Advisor or its affiliates that also includes open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”).

The Board Members strongly believe that the current Trustees, who have consistently demonstrated their ability to deliver value to shareholders, will be best to look out for your long-term interests. The Board Nominees, together with other Trustees on the Board, are focused on creating sustainable value for all shareholders. Under their leadership, the Trust has generated competitive performance on both an absolute and relative basis compared to the Trust’s Lipper Peer Group and reference benchmark. Your Board seeks to ensure that the Trust operates in a responsible manner to protect and advance the interests of all shareholders, and not just a select few whose interests may be in direct contrast to the Trust’s long-term objectives.

A hedge fund managed by Saba is seeking approval of its own slate and the Hedge Fund Proposal. In contrast to the current Board Members, the Hedge Fund Individuals do not have the same experience with the Trust and its service providers or investment company governance and may seek to advance the short-term goals of the hedge fund that nominated them rather than the long-term goals of Trust shareholders. As a result, the Board has determined that its own nominees are best suited to serve as Trustees.

Furthermore, the Board has determined that Saba’s hedge fund’s nominations are invalid under the Trust’s By-laws. In accordance with the By-laws, the Board sought additional information about each of the Hedge Fund Individuals and sent Saba a questionnaire for this purpose. Pursuant to the By-laws, the information was required to be provided to the Board within five business days. During those five business days, Saba made no attempt to contact the Trust or respond in any way. Only after the Trust contacted Saba to state that the deadline had passed did Saba make any attempt to respond. That response came in the form of a letter from its counsel potentially threatening litigation and a belated attempt to provide the information the Board originally sought. As a result of Saba’s hedge fund’s failure to comply with the Trust’s By-laws, its nominees are not eligible to stand for election at the meeting. We urge you to vote FOR the Board Nominees selected by the Board by promptly completing, signing, dating and returning the enclosed WHITE proxy card.

PLEASE DISCARD ANY PROXY CARD FROM SABA AS ANY VOTES WITH RESPECT TO THE HEDGE FUND INDIVIDUALS WILL NOT BE COUNTED AT THE MEETING.

Name, Address(1) and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Public Company and Other Investment Company Directorships Held During Past Five Years***

Independent Board Members/Nominees †

Richard E. Cavanagh(2) 1946	Co-Chair of the Board and Trustee	2019; from 2007 to present	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	88 RICs consisting of 112 Portfolios	None

Karen P. Robards 1950	Co-Chair of the Board and Trustee	2021; from 2007 to present	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	88 RICs consisting of 112 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017

Michael J. Castellano 1946	Trustee	2020; from 2011 to present	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	88 RICs consisting of 112 Portfolios	None

Name, Address(1) and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Public Company and Other Investment Company Directorships Held During Past Five Years***

Cynthia L. Egan(2) 1955	Trustee	2019; from 2016 to present	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	88 RICs consisting of 112 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016

Frank J. Fabozzi 1948	Trustee	2021; from 2007 to present	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011.	88 RICs consisting of 112 Portfolios	None

Henry Gabbay(2) 1947	Trustee	2019; from 2019 to present	Board Member, BlackRock Equity-Bond Board from 2007 to 2018; Board Member, BlackRock Equity-Liquidity and BlackRock Closed-End Fund Boards from 2007 through 2014; Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain BlackRock Closed-End Funds from 1989 to 2006.	88 RICs consisting of 112 Portfolios	None

Name, Address(1) and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Public Company and Other Investment Company Directorships Held During Past Five Years***

R. Glenn Hubbard 1958	Trustee	2020; from 2007 to present	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	88 RICs consisting of 112 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014

W. Carl Kester 1951	Trustee	2020; from 2007 to present	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	88 RICs consisting of 112 Portfolios	None

Catherine A. Lynch 1961	Trustee	2021; from 2016 to present	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	88 RICs consisting of 112 Portfolios	None

Name, Address(1) and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Public Company and Other Investment Company Directorships Held During Past Five Years***

Interested Board Members/Nominees ††

Robert Fairbairn(2) 1965	Trustee	2019; from 2018 to present	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	126 RICs consisting of 294 Portfolios	None

John M. Perlowski 1964	Trustee, President and Chief Executive Officer	2020; Trustee from 2014 to present; President and Chief Executive Officer from 2011 to present	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	126 RICs consisting of 294 Portfolios	None

*	Date shown is the earliest date a person has served for the Trust. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Board Members as joining the Trust’s Board in 2007, those Board Members first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. In addition, Henry Gabbay had previously served as a board member to certain BlackRock Closed-End Funds from 2007 to 2014.
**	For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The BlackRock Fixed-Income Complex is comprised of 88 RICs consisting of 112 Portfolios. Messrs. Fairbairn and Perlowski are also board members of a complex of BlackRock registered open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”).
***	Directorships disclosed under this column do not include directorships disclosed under the column “Principal Occupation(s) During Past Five Years.”
†	Each Independent Board Member will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Board Member by action of a majority of the Board upon a finding of good cause therefor.

††	Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Messrs. Fairbairn and Perlowski are also board members of the BlackRock Multi-Asset Complex. Interested Board Members serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Board Member by action of a majority of the Board Members upon a finding of good cause therefor.
(1)	The address of each Board Member and Board Nominee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(2)	Class III Board Member and Board Nominee.

The Independent Board Members have adopted a statement of policy that describes the experiences, qualifications, skills and attributes that are necessary and desirable for potential Independent Board Member candidates (the “Statement of Policy”). The Board believes that each Independent Board Member satisfied, at the time he or she was initially elected or appointed as a Board Member, and continues to satisfy, the standards contemplated by the Statement of Policy as well as the standards set forth in the Trust’s By-laws. Furthermore, in determining that a particular Board Member was and continues to be qualified to serve as a Board Member, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Board Members/Nominees have balanced and diverse experiences, skills, attributes and qualifications, which allows the Board to operate effectively in governing the Trust and protecting the interests of shareholders. Among the attributes common to all Board Members/Nominees is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Trust’s investment adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Board Members. Each Board Member’s/Nominee’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Trust or the other funds in the BlackRock fund complexes (and any predecessor funds), other investment funds, public companies, or not-for-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as their leadership of standing and other committees throughout the years; or other relevant life experiences.

The table below discusses some of the experiences, qualifications and skills of the Board Members, including the Board Nominees, that support the conclusion that they should serve (or continue to serve) on the Board.

Board Members/Nominees	Experience, Qualifications and Skills
Richard E. Cavanagh*	Mr. Cavanagh brings to the Board a wealth of practical business knowledge and leadership as an experienced director/trustee of various public and private companies. In particular, because Mr. Cavanagh served for over a decade as President and Chief Executive Officer of The Conference Board, Inc., a global business research organization, he is able to provide the Board with expertise about business and economic trends and governance practices. Mr. Cavanagh created the “blue ribbon” Commission on Public Trust and Private Enterprise in 2002, which recommended corporate governance enhancements. Mr. Cavanagh’s service as a director of The Guardian Life Insurance Company of America and as a senior advisor and director of The Fremont Group provides added insight into investment trends and conditions. Mr. Cavanagh’s long-standing service on the Board also provides him with a specific understanding of the Trust, its operations, and the business and regulatory issues facing the Trust. Mr. Cavanagh is also an experienced board leader, having served as the lead independent director of a NYSE public company (Arch Chemicals) and as the Board Chairman of the Educational Testing Service. Mr. Cavanagh’s independence from the Trust and the Advisor enhances his service as Co-Chair of the Board, Chair of the Executive Committee and a member of the Compliance Committee, the Governance Committee and the Performance Oversight Committee.

Karen P. Robards	The Board benefits from Ms. Robards’ many years of experience in investment banking and the financial advisory industry where she obtained extensive knowledge of the capital markets and advised clients on corporate finance transactions, including mergers and acquisitions and the issuance of debt and equity securities. Ms. Robards’ prior position as an investment banker at Morgan Stanley provides useful oversight of the Trust’s investment decisions and investment valuation processes. Additionally, Ms. Robards’ experience as a director of publicly held and private companies allows her to provide the Board with insight into the management and governance practices of other companies. Ms. Robards’ long-standing service on the Board also provides her with a specific understanding of the Trust, its operations, and the business and regulatory issues facing the Trust. Ms. Robards’ knowledge of financial and accounting matters qualifies her to serve as Co-Chair of the Board and a member of the Audit Committee. Ms. Robards’ independence from the Trust and the Advisor enhances her service as a member of the Governance Committee, the Performance Oversight Committee and the Executive Committee.

Board Members/Nominees	Experience, Qualifications and Skills
Michael J. Castellano	The Board benefits from Mr. Castellano’s career in accounting which spans over forty years. Mr. Castellano has served as Chief Financial Officer of Lazard Ltd. and as a Managing Director and Chief Financial Officer of Lazard Group. Prior to joining Lazard, Mr. Castellano held various senior management positions at Merrill Lynch & Co., including Senior Vice President—Chief Control Officer for Merrill Lynch’s capital markets businesses, Chairman of Merrill Lynch International Bank and Senior Vice President—Corporate Controller. Prior to joining Merrill Lynch & Co., Mr. Castellano was a partner with Deloitte & Touche where he served a number of investment banking clients over the course of his 24 years with the firm. Mr. Castellano currently serves as a director for CircleBlack Inc., a financial technology company. Mr. Castellano’s knowledge of financial and accounting matters qualifies him to serve as Chair of the Audit Committee. Mr. Castellano’s independence from the Trust and the Advisor enhances his service as a member of the Governance Committee and the Performance Oversight Committee.

Cynthia L. Egan*	Ms. Egan brings to the Board a broad and diverse knowledge of investment companies and the retirement industry as a result of her many years of experience as President of Retirement Plan Services for T. Rowe Price Group, Inc. and her various senior operating officer positions at Fidelity Investments, including her service as Executive Vice President of FMR Co., President of Fidelity Institutional Services Company and President of the Fidelity Charitable Gift Fund. Ms. Egan has also served as an advisor to the U.S. Department of Treasury as an expert in domestic retirement security. Ms. Egan began her professional career at the Board of Governors of the Federal Reserve and the Federal Reserve Bank of New York. Ms. Egan is also a director of UNUM Corporation, a publicly traded insurance company providing personal risk reinsurance, and of The Hanover Group, a public property casualty insurance company. Ms. Egan’s independence from the Trust and the Advisor enhances her service as Chair of the Compliance Committee, and a member of the Governance Committee and the Performance Oversight Committee.

Board Members/Nominees	Experience, Qualifications and Skills
Frank J. Fabozzi	Dr. Fabozzi has served for over 25 years on the boards of registered investment companies. Dr. Fabozzi holds the designations of Chartered Financial Analyst and Certified Public Accountant. Dr. Fabozzi was inducted into the Fixed Income Analysts Society’s Hall of Fame and is the 2007 recipient of the C. Stewart Sheppard Award and the 2015 recipient of the James R. Vertin Award, both given by the CFA Institute. The Board benefits from Dr. Fabozzi’s experiences as a professor and author in the field of finance. Dr. Fabozzi’s experience as a professor at various institutions, including EDHEC Business School, Yale, MIT, and Princeton, as well as Dr. Fabozzi’s experience as a Professor in the Practice of Finance and Becton Fellow at the Yale University School of Management and as editor of the Journal of Portfolio Management demonstrates his wealth of expertise in the investment management and structured finance areas. Dr. Fabozzi has authored and edited numerous books and research papers on topics in investment management and financial econometrics, and his writings have focused on fixed income securities and portfolio management, many of which are considered standard references in the investment management industry. Dr. Fabozzi’s long-standing service on the Board also provides him with a specific understanding of the Trust, its operations and the business and regulatory issues facing the Trust. Moreover, Dr. Fabozzi’s knowledge of financial and accounting matters qualifies him to serve as a member of the Audit Committee. Dr. Fabozzi’s independence from the Trust and the Advisor enhances his service as Chair of the Performance Oversight Committee, and a member of the Governance Committee.

Henry Gabbay*	Mr. Gabbay’s many years of experience in finance provide the Board with a wealth of practical business knowledge and leadership. In particular, Mr. Gabbay’s experience as a Consultant for and Managing Director of BlackRock, Inc., Chief Administrative Officer of BlackRock Advisors, LLC and President of BlackRock Funds provides the Trust with greater insight into the analysis and evaluation of both its existing investment portfolio and potential future investments as well as enhanced oversight of its investment decisions and investment valuation processes. In addition, Mr. Gabbay’s former positions as Chief Administrative Officer of BlackRock Advisors, LLC and as Treasurer of certain BlackRock Closed-End Funds, as well as his former positions on the boards of directors/trustees of certain funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex, provide the Board with direct knowledge of the operations of the Trust and the Advisor. Mr. Gabbay’s previous service on and long-standing relationship with the Board also provides him with a specific understanding of the Trust, its operations, and the business and regulatory issues facing the Trust. Mr. Gabbay’s knowledge of financial and accounting matters qualifies him to serve as a member of the Audit Committee. Mr. Gabbay’s independence from the Trust and the Advisor enhances his service as a member of the Governance Committee and the Performance Oversight Committee.

Board Members/Nominees	Experience, Qualifications and Skills
R. Glenn Hubbard	Dr. Hubbard has served in numerous roles in the field of economics, including as the Chairman of the U.S. Council of Economic Advisers of the President of the United States. Dr. Hubbard until recently served as the Dean of Columbia Business School, has served as a member of the Columbia Faculty and as a Visiting Professor at the John F. Kennedy School of Government at Harvard University, the Harvard Business School and the University of Chicago. Dr. Hubbard’s experience as an adviser to the President of the United States adds a dimension of balance to the Trust’s governance and provides perspective on economic issues. Dr. Hubbard’s service on the boards of ADP and Metropolitan Life Insurance Company provides the Board with the benefit of his experience with the management practices of other financial companies. Dr. Hubbard’s long-standing service on the Board also provides him with a specific understanding of the Trust, its operations, and the business and regulatory issues facing the Trust. Dr. Hubbard’s independence from the Trust and the Advisor enhances his service as Chair of the Governance Committee and a member of the Compliance Committee and the Performance Oversight Committee.

W. Carl Kester	The Board benefits from Dr. Kester’s experiences as a professor and author in finance, and his experience as the George Fisher Baker Jr. Professor of Business Administration at Harvard Business School and as Deputy Dean of Academic Affairs at Harvard Business School from 2006 through 2010 adds to the Board a wealth of expertise in corporate finance and corporate governance. Dr. Kester has authored and edited numerous books and research papers on both subject matters, including co-editing a leading volume of finance case studies used worldwide. Dr. Kester’s long-standing service on the Board also provides him with a specific understanding of the Trust, its operations, and the business and regulatory issues facing the Trust. Dr. Kester’s knowledge of financial and accounting matters qualifies him to serve as a member of the Audit Committee. Dr. Kester’s independence from the Trust and the Advisor enhances his service as a member of the Governance Committee and the Performance Oversight Committee.

Catherine A. Lynch	Ms. Lynch, who served as the Chief Executive Officer and Chief Investment Officer of the National Railroad Retirement Investment Trust, benefits the Board by providing business leadership and experience and a diverse knowledge of institutional investing. Ms. Lynch also holds the designation of Chartered Financial Analyst. Ms. Lynch’s knowledge of financial and accounting matters qualifies her to serve as a member of the Audit Committee. Ms. Lynch’s independence from the Trust and the Advisor enhances her service as a member of the Governance Committee and the Performance Oversight Committee.

Board Members/Nominees	Experience, Qualifications and Skills
Robert Fairbairn*	Mr. Fairbairn has more than 25 years of experience with BlackRock, Inc. and over 30 years of experience in finance and asset management. In particular, Mr. Fairbairn’s positions as Vice Chairman of BlackRock, Inc., Member of BlackRock’s Global Executive and Global Operating Committees and Co-Chair of BlackRock’s Human Capital Committee provide the Board with a wealth of practical business knowledge and leadership. In addition, Mr. Fairbairn has global investment management and oversight experience through his former positions as Global Head of BlackRock’s Retail and iShares® businesses, Head of BlackRock’s Global Client Group, Chairman of BlackRock’s international businesses and his previous oversight over BlackRock’s Strategic Partner Program and Strategic Product Management Group. Mr. Fairbairn also serves as a board member for the funds in the BlackRock Multi-Asset Complex.

John M. Perlowski	Mr. Perlowski’s experience as Managing Director of BlackRock, Inc. since 2009, as the Head of BlackRock Global Accounting and Product Services since 2009, and as President and Chief Executive Officer of the Trust provides him with a strong understanding of the Trust, its operations, and the business and regulatory issues facing the Trust. Mr. Perlowski’s prior position as Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, and his former service as Treasurer and Senior Vice President of the Goldman Sachs Mutual Funds and as Director of the Goldman Sachs Offshore Funds provides the Board with the benefit of his experience with the management practices of other financial companies. Mr. Perlowski also serves as a board member for the funds in the BlackRock Multi-Asset Complex. Mr. Perlowski’s experience with BlackRock enhances his service as a member of the Executive Committee.

*	Class III Board Member and Board Nominee.

Board Leadership Structure and Oversight

The Board consists of eleven Board Members, nine of whom are Independent Board Members. The registered investment companies advised by the Advisor are composed of the BlackRock Fixed-Income Complex, the BlackRock Multi-Asset Complex and one complex of exchange-traded funds. The Trust is included in the BlackRock Fixed-Income Complex. The Board Members also oversee the operations of the other open-end and closed-end registered investment companies included in the BlackRock Fixed-Income Complex as directors or trustees.

The Board has overall responsibility for the oversight of the Trust. The Co-Chairs of the Board and the Chief Executive Officer are different people. Not only is each Co-Chair an Independent Board Member, but also the Chair of each Board committee (each, a “Committee”) is an Independent Board Member. The Board has five standing Committees: an Audit Committee, a Governance Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee. The Board has also established an ad hoc Discount Sub-Committee.

The Board currently oversees the Trust’s usage of leverage, including the Trust’s incurrence, refinancing and maintenance of leverage and, to the extent necessary or appropriate, authorizes or approves the execution of documentation in respect thereto. The Executive Committee has authority to make any such authorizations or approvals that are required between regular meetings of the Board.

The Trust does not have a compensation committee because its executive officers, other than the Trust’s Chief Compliance Officer (“CCO”), do not receive any direct compensation from the Trust and the CCO’s compensation is comprehensively reviewed by the Board. The role of each Co-Chair of the Board is to preside over all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Board Members between meetings. The Chair of each Committee performs a similar role with respect to such Committee. The Co-Chairs of the Board or Chair of a Committee may also perform such other functions as may be delegated by the Board or the Committees from time to time. The Independent Board Members meet regularly outside the presence of the Trust’s management, in executive sessions or with other service providers to the Trust. The Board has regular meetings five times a year, including a meeting to consider the approval of the Trust’s investment management agreement and, if necessary, may hold special meetings before its next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the Board to enhance oversight.

The Board decided to separate the roles of Chief Executive Officer from the Co-Chairs because it believes that having independent Co-Chairs:

•	increases the independent oversight of the Trust and enhances the Board’s objective evaluation of the Chief Executive Officer;

•	allows the Chief Executive Officer to focus on the Trust’s operations instead of Board administration;

•	provides greater opportunities for direct and independent communication between shareholders and the Board; and

•	provides independent spokespersons for the Trust.

The Board has engaged the Advisor to manage the Trust on a day-to-day basis. The Board is responsible for overseeing the Advisor, other service providers, the operations of the Trust and associated risks in accordance with the provisions of the 1940 Act, state law, other applicable laws, the Trust’s charter, and the Trust’s investment objective and strategies. The Board reviews, on an ongoing basis, the Trust’s performance, operations, and investment strategies and techniques. The Board also conducts reviews of the Advisor and its role in running the operations of the Trust.

Day-to-day risk management with respect to the Trust is the responsibility of the Advisor or other service providers (depending on the nature of the risk), subject to the supervision of the Advisor. The Trust is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Advisor or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Trust. Risk oversight is part of the Board’s general oversight of the Trust and is addressed as part of various Board and Committee activities. The Board, directly or through Committees, also reviews reports from, among others, management, the independent registered public accounting firm for the Trust, the Advisor, and internal auditors for the Advisor or its affiliates, as appropriate, regarding risks faced by the Trust and management’s or the service providers’ risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Board Members and facilitates effective oversight of compliance with legal and regulatory requirements and of the Trust’s activities and associated risks. The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Trust’s compliance program and reports regularly to the Board regarding compliance matters for the Trust and its service providers. The Independent Board Members have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Compensation. Information relating to compensation paid to the Board Members for the Trust’s most recent fiscal year is set forth in Appendix A.

Equity Securities Owned by Board Members and Board Nominees. Information relating to the amount of equity securities owned by Board Members/Nominees in the Trust as of [            ], 2019 is set forth in Appendix B.

Attendance of Board Members at Annual Shareholders’ Meetings. It is the policy of the Trust to encourage Board Members to attend the annual shareholders’ meeting. All but one of the Board Members in office at the time attended last year’s annual shareholders’ meeting.

Board Meetings. During the calendar year 2018, the Board met six times. Additionally, during the fiscal year ended October 31, 2018, the Board met six times. No incumbent Board Member attended less than 75% of the aggregate number of meetings of the Board and of each Committee on which the Board Member served during the Trust’s most recently completed full fiscal year.

Committees of the Board. Information relating to the various standing Committees of the Board, as well as an ad hoc Sub-Committee, is set forth in Appendix C.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder requires the Trust’s Board Members, executive officers, persons who own, either directly or indirectly, more than ten percent of a registered class of the Trust’s equity securities, the Advisor and certain officers of the Advisor (the “Section 16 insiders”), including in some cases former Section 16 insiders for a period of up to 6 months, to file reports on holdings of, and transactions in, Trust shares with the Securities and Exchange Commission (the “SEC”) and to furnish the Trust with copies of all such reports. Based solely on a review of copies of such reports furnished to the Trust during the Trust’s most recent fiscal year and representations from these Section 16 insiders, or former Section 16 insiders, as applicable, with respect to the Trust’s most recent fiscal year, the Trust believes that its Section 16 insiders met all such applicable SEC filing requirements for the Trust’s most recently concluded fiscal year.

Executive Officers of the Trust. Information about the executive officers of the Trust, including their year of birth and their principal occupations during the past five years, is set forth in Appendix D.

The Board recommends that you vote “FOR” the election of each Board Nominee to the Board using the WHITE proxy card. PLEASE DISCARD AND DO NOT SEND BACK ANY PROXY CARD YOU MAY RECEIVE FROM SABA, EVEN TO WITHHOLD VOTES ON THE HEDGE FUND INDIVIDUALS, AS THIS WILL CANCEL YOUR PRIOR VOTE FOR THE NOMINEES RECOMMENDED BY THE BOARD.

PROPOSAL 2—NON-BINDING HEDGE FUND PROPOSAL

A shareholder of the Trust, Saba Capital Master Fund, Ltd., through its investment adviser, Saba, has informed the Trust that it intends to submit a proposal at the meeting. This proposal is non-binding and requests that the Board take certain actions if approved by shareholders.

FOR THE REASONS DISCUSSED BELOW, THE BOARD STRONGLY SUPPORTS THE TRUST’S CLASSIFIED BOARD STRUCTURE AND THEREFORE UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “AGAINST” THE HEDGE FUND PROPOSAL.

The text of Saba’s hedge fund’s proposed resolution, for which the Trust accepts no responsibility, is included below as submitted by the hedge fund. A brief explanation of the reasons the Board recommends “AGAINST” this proposal follows immediately after the proposal.

PROPOSAL BY SABA’S HEDGE FUND

“RESOLVED, that the shareholders of BlackRock Credit Allocation Income Trust (the “Fund”) request that the Board of Directors of the Fund (the “Board”) take all necessary steps (other than any steps that must be taken by shareholders) in its power to declassify the Board so that directors are elected on an annual basis starting at the next annual meeting of shareholders. Such declassification shall be completed in a manner that does not affect the unexpired terms of the previously elected board members.”

OPPOSING STATEMENT OF THE BOARD OF TRUSTEES

After careful and thoughtful consideration, the Board, including the Independent Board Members, has unanimously determined that this proposal is not in the best interests of the Trust or its shareholders. Accordingly, the Board recommends that you vote to protect the classified board structure by voting “AGAINST” the Hedge Fund Proposal using the WHITE proxy card. Please do not return or vote any other color proxy card you may receive.

The Board believes that it is in the best interest of the Trust, as a closed-end, exchange traded investment company subject to extensive regulation by the SEC, to continue to have a classified board structure. The Board believes that a classified board structure provides the Trust and its shareholders with important benefits. Indeed, studies suggest that companies with staggered boards have benefited shareholders by freeing managers to focus on long term results and increasing shareholder value. The Board believes that a classified board structure promotes continuity of experiences and an orderly succession of Board Members by ensuring that at any given time there are experienced board members serving on the Board who are familiar with the Trust, its business, operations and investment and compliance policies, and its relationships with its services providers. Specifically, the Board believes that a classified board structure:

•	creates a more experienced Board that is better able to identify and accomplish long-term objectives in supervising the management of the Trust;

•

enhances the independence of the Independent Board Members from management and from special interest groups by providing them with a three-year term of office, so they are better positioned to make decisions that are in the best long-term interest of the Trust and its shareholders;

•	strengthens the Trust’s ability to attract and retain qualified individuals who are willing to make multi-year commitments to the Trust and to develop a deep understanding of the Trust;

•	allows new Board Members an opportunity to gain knowledge from experienced Board Members;

•	helps prevent complete changes in control and corresponding changes in fund philosophy or strategies in any one year;

•

protects against abrupt changes in the Trust based on the short-term objectives of shareholders who may seek to implement an agenda that is contrary to the long-term interest of the Trust shareholders; and

•	many closed-end funds have classified boards for the reasons discussed above.

The Board further believes that the considerations with respect to classified boards in the closed-end, exchange traded investment company context are different than those for traditional operating companies, and in this regard notes that the classified board structure is expressly acknowledged by the 1940 Act, the principal regulatory regime governing the Trust and its operations. The role of a board of a closed-end, exchange traded investment company is different in material respects to the role of a board of directors of a traditional operating company. For example, an investment company’s board has the primary responsibility for oversight of the fund’s service providers and management of conflicts of interest involving the fund, including oversight of the fund’s investment advisory arrangements. A traditional operating company does not have investment advisers and is not subject to the same types of conflicts of interests that an investment company’s board must oversee. Additionally, an investment company registered pursuant to the 1940 Act is subject to extensive regulation with respect to governance and operations that requires independence of its board members and makes them accountable to shareholders. In contrast, operating companies are not subject to these board independence requirements. Accordingly, the Board believes that a classified board structure is consistent with good corporate governance, which depends principally on active and independent board members who have extensive business experience and are knowledgeable about critical aspects of the Trust.

FOR THE REASONS STATED ABOVE, THE BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “AGAINST” PROPOSAL 2 USING THE WHITE PROXY CARD. PLEASE DO NOT RETURN OR VOTE ANY OTHER COLOR PROXY CARD YOU MAY RECEIVE.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

A quorum of shareholders is required to take action at the meeting. The holders of a majority of the shares entitled to vote on any matter at the shareholder meeting present in person or by proxy shall constitute a quorum for purposes of conducting business on such matter.

The Board has determined that Saba’s hedge fund’s nominations are invalid under the Trust’s By-laws and, accordingly, any votes for those individuals will not be counted. In this circumstance, the affirmative vote of a plurality of the votes cast with respect to a Board Nominee at a meeting at which a quorum is present is necessary to elect each of the respective Board Nominees under Proposal 1 for the Trust. Withheld votes and broker non-votes, if any, will not have an effect on the outcome of Proposal 1.

In the event that there were a final, non-appealable decision issued by a court of competent jurisdiction that votes cast in favor of the Hedge Fund Individuals must be counted at the meeting, the voting requirements of a contested election under the Fund’s By-laws will apply. In this circumstance, the affirmative vote of a majority of the outstanding shares of the Trust on the Record Date entitled to vote on the matter is necessary to elect each of the Board Nominees under Proposal 1. Withheld votes and broker non-votes, if any, will have the effect of a vote against Proposal 1 in this circumstance.

The affirmative vote of a majority of the shares represented in person or by proxy at a meeting at which a quorum is present is necessary to approve Proposal 2. Abstentions, if any, will be counted as represented at the meeting and will have the same effect as a vote against Proposal 2.

Votes cast by proxy or in person at the meeting will be tabulated by the inspectors of election appointed for the meeting. The inspectors of election will determine whether or not a quorum is present at the meeting. The inspectors of election will treat withheld votes and broker non-votes, if any, as present for purposes of determining a quorum.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a signed and dated WHITE proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” the Board Nominees in Proposal 1 and “AGAINST” Proposal 2.

If you hold shares of the Trust through a bank, broker, other financial institution or intermediary (called a service agent), the service agent may be the record holder of your shares. At the meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of Proposal 1 and against Proposal 2. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but is not required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board Members, including a majority of the Independent Board Members, of the Trust have selected Deloitte & Touche LLP (“D&T”) as the independent registered public accounting firm for the Trust.

A representative of D&T is expected to be present at the meeting. The representative of D&T will have the opportunity to make a statement at the meeting if he or she desires to do so and is expected to be available to respond to appropriate questions.

The Trust’s Audit Committee has discussed the matters required by the Statement on Auditing Standards No. 3101, as amended (AICPA, Professional Standards, AU-C section 260), as adopted by the Public Company Accounting Oversight Board (“PCAOB”).

The Trust’s Audit Committee has received from D&T the written disclosures and the letter required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, has discussed D&T’s independence with D&T, and has considered the compatibility of non-audit services with the independence of the independent registered public accounting firm.

The Trust’s Audit Committee also reviews and discusses the Trust’s financial statements with Trust management and the independent registered public accounting firm. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to shareholders and included in the Trust’s annual report to shareholders, the Audit Committee would be notified by Trust management or the independent registered public accounting firm. The Audit Committee received no such notifications for the Trust during its most recently completed fiscal year. Following the Audit Committee’s review and discussion with the Trust’s independent registered public accounting firm, pursuant to authority delegated by the Board, the Audit Committee approved the Trust’s audited financial statements for the Trust’s fiscal year ended October 31, 2018 for inclusion in the Trust’s annual report to shareholders.

Appendix E sets forth the fees billed by the Trust’s independent registered public accounting firm for the two most recent fiscal years for all audit, non-audit, tax and all other services provided directly to the Trust. The fee information in Appendix E is presented under the following captions:

(a)    Audit Fees—fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements, including out-of-pocket expenses.

(b)    Audit-Related Fees—fees related to assurance and related services that are reasonably associated with the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators.

(c)    Tax Fees—fees associated with tax compliance and/or tax preparation, as applicable. Tax compliance and preparation include services such as the filing or amendment of federal, state or local income tax returns, and services relating to regulated investment company qualification reviews, taxable income and tax distribution calculations. All of the fees included under “Tax Fees” in Appendix E relate solely to services provided for tax compliance and/or tax preparation, and none of such fees relate to tax advice, tax planning or tax consulting.

(d)    All Other Fees—fees for products and services provided to the Trust other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

(e)    Aggregate Non-Audit Fees for Services Provided to the Trust and its Affiliated Service Providers Pre-Approved by the Audit Committee—the sum of the fees shown under “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” and fees paid by the Trust’s Affiliated Service Providers to the Trust’s independent registered public accounting firm.

The Trust’s Audit Committee is required to approve all audit engagement fees and terms for the Trust. The Trust’s Audit Committee also is required to consider and approve (i) the provision by the Trust’s independent registered public accounting firm of any non-audit services to the Trust, and (ii) the provision by the Trust’s independent registered public accounting firm of non-audit services to BlackRock and any entity controlling, controlled by or under common control with BlackRock that provides ongoing services to the Trust (“Affiliated Service Providers”) to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. See Appendix E to this Proxy Statement for information about the fees paid by the Trust, the Advisor, and Affiliated Service Providers to the Trust’s independent registered public accounting firm.

The Audit Committee complies with applicable laws and regulations with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the Trust on an annual basis require specific pre-approval by the Trust’s Audit Committee. As noted above, the Trust’s Audit Committee must also approve other non-audit services provided by the Trust’s independent registered public accounting firm to the Trust and to the Trust’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Trust. The Trust’s Audit Committee has implemented policies and procedures by which such services may be approved other than by the full Audit Committee. Subject to such policies and procedures, including applicable dollar limitations, the Trust’s Audit Committee may pre-approve, without consideration on a specific case-by-case basis (“general pre-approval”), certain permissible non-audit services that the Audit Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent registered public accounting firm. Each service approved subject to general pre-approval is presented to the Trust’s Audit Committee for ratification at the next regularly scheduled in-person Board meeting.

For the Trust’s two most recently completed fiscal years, there were no services rendered by D&T to the Trust for which the general pre-approval requirement was waived.

Fees for non-audit services provided to the Trust’s Affiliated Service Providers for which pre-approval by the Trust’s Audit Committee was required for the calendar years ended December 31, 2018 and December 31, 2017 were $2,224,000 and $2,129,000, respectively. These fees were paid in their entirety by BlackRock in connection with services provided to the Affiliated Service Providers of the Trust and of other BlackRock open-end and closed-end funds primarily for a service organization controls review and secondarily, a subscription to the Deloitte Accounting Research Tool.

The Trust’s Audit Committee has considered the provision of non-audit services that were rendered by D&T to the Trust’s Affiliated Service Providers that were not pre-approved (and did not require pre-approval) in connection with determining such auditor’s independence. All services provided by D&T to the Trust and the Trust’s Affiliated Service Providers that required pre-approval were pre-approved during the Trust’s most recently completed fiscal year.

The Audit Committee of the Trust consists of the following Board Members:

Michael J. Castellano (Chair);

Frank J. Fabozzi;

Henry Gabbay;

Catherine A. Lynch; and

Karen P. Robards.

ADDITIONAL INFORMATION

5% Beneficial Share Ownership

As of [        ], 2019, to the best of the Trust’s knowledge, the persons listed in Appendix F beneficially owned more than 5% of the outstanding shares of the class of the Trust.

Investment Advisor and Administrator

The Advisor provides investment advisory and administrative services to the Trust. The Advisor is responsible for the management of the Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Trust. The Advisor, located at 100 Bellevue Parkway, Wilmington, DE 19809, is a wholly owned subsidiary of BlackRock.

Submission of Shareholder Proposals

A shareholder proposal intended to be presented at a future meeting of shareholders of the Trust must be received at the offices of the Trust, 40 East 52nd Street, New York, NY 10022, in accordance with the timing requirements set forth below. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

If a Trust shareholder intends to present a proposal at the 2020 annual meeting of the Trust’s shareholders and desires to have the proposal included in the Trust’s proxy statement and form of proxy for that meeting pursuant to Rule 14a-8 under the Exchange Act, the shareholder must deliver the proposal to the offices of the Trust by [            ], [            ], 2020. In the event the Trust moves the date of its 2020 annual shareholder meeting by more than 30 days from the anniversary of its 2019 annual shareholder meeting, shareholder submissions of proposals for inclusion in the Trust’s proxy statement and proxy card for the 2020 annual shareholder meeting pursuant to Rule 14a-8 under the Exchange Act must be delivered to the Trust at a reasonable time before the Trust begins to print and send its proxy materials in connection with the 2020 annual shareholder meeting.

Shareholders who do not wish to submit a proposal for inclusion in the Trust’s proxy statement and form of proxy for the 2020 annual shareholder meeting in accordance with Rule 14a-8 under the Exchange Act may submit a proposal for consideration at the 2020 annual shareholder meeting in accordance with the By-laws of the Trust. The By-laws for the Trust require that advance notice be given to the Trust in the event a shareholder desires to transact any business, including business from the floor, at an annual meeting of shareholders, including the nomination of Board Members. Notice of any such business or nomination for consideration at the 2020 annual shareholder meeting must be in writing, comply with the requirements of the Trust’s By-laws and, assuming that the 2020 annual shareholder meeting is held within 25 days of [            ], 2020, must be received by the Trust between [            ], [            ], 2020 and [            ], [            ], 2020.

In order for a shareholder proposal made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposal must be received at the Trust’s principal executive offices by [            ], [            ], 2020. In the event the Trust moves the date of its 2020 annual shareholder meeting by more than 25 days from the anniversary of its 2019 annual shareholder meeting, shareholders who wish to submit a proposal or nomination for consideration at the 2020 annual shareholder meeting in accordance with the advance notice provisions of the By-laws of the Trust must deliver such proposal or nomination not later than the close of business on the tenth day following the day on which the notice of the date of the meeting was mailed or such public disclosure of the meeting date was made, whichever comes first. If such proposals are not “timely” within the meaning of Rule 14a-4(c), then proxies solicited by the Board for the 2020 annual shareholder meeting may confer discretionary authority to the Board to vote on such proposals.

Copies of the By-laws of the Trust are available on the EDGAR Database on the SEC’s website at www.sec.gov. The Trust will also furnish, without charge, a copy of its By-laws to a shareholder upon request. Such requests should be directed to the Trust at 100 Bellevue Parkway, Wilmington, DE 19809, or by calling toll free at 1-800-882-0052. For further information, please see Appendix C—Committees of the Board—Governance Committee.

Written proposals (including nominations of Board Members) and notices should be sent to the Secretary of the Trust, 40 East 52nd Street, New York, NY 10022.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member should write to the attention of the Secretary of the Trust, 40 East 52nd Street, New York, NY 10022. Shareholders may communicate with the Board electronically by sending an e-mail to closedendfundsbod@blackrock.com. The communication should indicate that you are a Trust shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Chair of the Governance Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the CCO, 40 East 52nd Street, New York, NY 10022. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Trust. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and costs in connection with the solicitation of proxies will be borne by the Trust. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of this Proxy Statement, also will be borne by the Trust.

Solicitation may be made by mail, telephone, fax, e-mail or the Internet by officers or employees of the Advisor, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Trust will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of the Trust’s shares. The Trust and BlackRock have retained Georgeson LLC (“Georgeson”), 1290 Avenue of the Americas, 9th Floor, New York, NY 10104, a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that Georgeson will be paid approximately $[•] for such services (including reimbursements of out-of-pocket expenses). Georgeson may solicit proxies personally and by mail, telephone, fax, e-mail or the Internet.

If You Plan to Attend the Annual Meeting

Attendance at the annual meeting will be limited to the Trust’s shareholders as of the Record Date. Each shareholder will be asked to present valid photographic identification, such as a valid driver’s license or passport. Shareholders holding shares in brokerage accounts or by a bank or other nominee will also be required to show satisfactory proof of ownership of shares in the Trust, such as a voting instruction form (or a copy thereof) or a letter from the shareholder’s bank, broker or other nominee or a brokerage statement or account statement reflecting share ownership as of the Record Date. Cameras, recording devices and other electronic devices will not be permitted at the annual meeting.

If you are a registered shareholder, you may vote your shares in person by ballot at the annual meeting. If you hold your shares in a brokerage account or through a broker, bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the annual meeting.

Privacy Principles of the Trust

The Trust is committed to maintaining the privacy of its current and former shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require the Trust to provide you with additional or different privacy-related rights beyond what is set forth above, then the Trust will comply with those specific laws, rules or regulations.

The Trust obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information the Trust receives from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with the Trust, its affiliates or others; (iii) information the Trust receives from a consumer reporting agency; and (iv) information the Trust receives from visits to the Trust’s or its affiliates’ websites.

The Trust does not sell or disclose to non-affiliated third parties any non-public personal information about its current and former shareholders, except as permitted by law or as is necessary to respond to regulatory requests or to service shareholder accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

The Trust may share information with its affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, the Trust restricts access to non-public personal information about its current and former shareholders to those BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its current and former shareholders, including procedures relating to the proper storage and disposal of such information.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the 2019 annual shareholder meeting. However, if other matters are properly presented to the meeting for a vote, the proxies will be voted by the persons named in the enclosed proxy upon such matters in accordance with their judgment of what is in the best interests of the Trust.

A list of the Trust’s shareholders of record as of the Record Date will be available for inspection at the shareholder meeting and will also be available at the offices of the Trust, 100 Bellevue Parkway, Wilmington, DE 19809, for inspection by the Trust’s shareholders during regular business hours beginning ten days prior to the date of the meeting.

Failure of a quorum to be present at any meeting may necessitate adjournment. The Board, prior to any shareholder meeting being convened, may postpone such meeting from time to time to a date not more than 120 days after the original record date. The chair of any shareholder meeting may also adjourn such meeting from time to time to reconvene at the same or some other place, and notice of any such adjourned meeting need not be given if the time and place by which shareholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. The chair of any shareholder meeting may adjourn such meeting to permit further solicitation of proxies with respect to a proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of shareholders. At the adjourned shareholder meeting, the Trust may transact any business which might have been transacted at the original meeting. Any adjourned shareholder meeting may be held as adjourned one or more times without further notice not later than one hundred and twenty (120) days after the original record date.

Please vote promptly by signing and dating the enclosed WHITE proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or via the Internet.

By Order of the Board,

Janey Ahn

Secretary of the Trust

[            ], 2019

Appendix A – Compensation of the Board Members

Effective January 1, 2019, each Independent Board Member is paid an annual retainer of $330,000 per year for his or her services as a Board Member of the BlackRock-advised funds, including the Trust, and each Independent Board Member may also receive a $10,000 board meeting fee for special unscheduled meetings or meetings in excess of six Board meetings held in a calendar year, together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, each Co-Chair of the Board is paid an additional annual retainer of $100,000. The Chairs of the Audit Committee, Performance Oversight Committee, Compliance Committee, and Governance Committee are paid an additional annual retainer of $45,000, $30,000, $45,000 and $20,000, respectively. Each of the members of the Audit Committee and Compliance Committee is paid an additional annual retainer of $30,000 and $25,000, respectively, for his or her service on such committee. The Trust will pay a pro rata portion quarterly (based on relative net assets) of the foregoing Board Member fees paid by the funds in the BlackRock Fixed-Income Complex.

The Independent Board Members have agreed that a maximum of 50% of each Independent Board Member’s total compensation paid by funds in the BlackRock Fixed-Income Complex may be deferred pursuant to the BlackRock Fixed-Income Complex’s deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Board Members as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Board Members. This has approximately the same economic effect for the Independent Board Members as if they had invested the deferred amounts in such funds in the BlackRock Fixed-Income Complex. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund and are recorded as a liability for accounting purposes.

Prior to January 1, 2019, each Independent Board Member was paid an annual retainer of $280,000 per year for his or her services as a Board Member of the BlackRock-advised funds, including the Trust, and each Independent Board Member could also receive a $10,000 board meeting fee for special unscheduled meetings or meetings in excess of six Board meetings held in a calendar year, together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chair and Vice-Chair of the Board were paid an additional annual retainer of $120,000 and $60,000, respectively. The Chairs of the Audit Committee, Performance Oversight Committee, Compliance Committee, and Governance Committee were paid an additional annual retainer of $45,000, $30,000, $45,000 and $20,000, respectively. Each of the members of the Audit Committee and Compliance Committee was paid an additional annual retainer of $30,000 and $12,500, respectively, for his or her service on such committee. For the year ended December 31, 2018, the BlackRock Fixed-Income Complex reimbursed Independent Board Member expenses in an aggregate amount of approximately $49,867.

A-1

The following table sets forth the aggregate compensation, including deferred compensation amounts, paid to each Independent Board Member by the Trust during its most recently completed fiscal year and by all BlackRock-advised funds for the most recently completed calendar year. Messrs. Perlowski and Fairbairn serve without compensation from the Trust because of their affiliation with BlackRock, Inc. and the Advisor.

	Michael J. Castellano(2)	Richard E. Cavanagh(2)	Cynthia L. Egan(2)	Frank J. Fabozzi(2)	Henry Gabbay(2)	R. Glenn Hubbard(2)	W. Carl Kester(2)	Catherine A. Lynch(2)	Karen P. Robards(2)	Trust Total
Total Compensation from the Trust(1)	$14,571	$19,389	$15,504	$15,981	$0	$14,688	$14,571	$14,571	$19,506	$128,781

Total Compensation from all BlackRock-advised funds(3)	$310,000	$412,500	$337,500	$340,000	$352,500	$312,500	$310,000	$310,000	$415,000

Number of Registered Investment Companies (“RICs”) in BlackRock Fixed-Income Complex Overseen by Board Member	88	88	88	88	88	88	88	88	88

(1)	Information is for the Trust’s most recent fiscal year.
(2)	Total amount of deferred compensation payable by the BlackRock Fixed-Income Complex to Mr. Castellano, Mr. Cavanagh, Dr. Fabozzi, Dr. Hubbard, Dr. Kester, Ms. Lynch and Ms. Robards is $712,330, $1,170,403, $698,845, $1,969,120, $1,034,985, $115,221, and $769,248, respectively, as of December 31, 2018. Ms. Egan and Mr. Gabbay did not participate in the deferred compensation plan as of December 31, 2018.
(3)	Represents the aggregate compensation earned by such persons from the BlackRock-advised funds during the calendar year ended December 31, 2018. Of this amount, Mr. Castellano, Mr. Cavanagh, Dr. Fabozzi, Dr. Hubbard, Dr. Kester, Ms. Lynch and Ms. Robards deferred $93,000, $136,125, $0, $156,250, $40,000, $62,000, and $20,750, respectively, pursuant to the BlackRock Fixed-Income Complex’s deferred compensation plan.

A-2

Appendix B – Equity Securities Owned by Board Members and Board Nominees

The following table shows the amount of equity securities owned by the Board Members and Board Nominees in the Trust as of [            ], 2019.

[TO COME]

As of [            ], 2019, all Board Members, Board Nominees and executive officers as a group owned less than 1% of the outstanding shares of the Trust, and the Chief Financial Officer of the Trust did not own any shares in the Trust.

As of [            ], 2019, none of the Independent Board Members nor their immediate family members had any interest in BlackRock or any person directly or indirectly controlling, controlled by, or under common control with BlackRock.

B-1

Appendix C – Committees of the Board

The business and affairs of the Trust are managed by or under the direction of the Board.

Standing Committees. The Board has established the following standing committees:

Audit Committee. The Board has a standing Audit Committee composed of Michael J. Castellano (Chair), Frank J. Fabozzi, Henry Gabbay, Catherine A. Lynch and Karen P. Robards, all of whom are Independent Board Members and all of whom have been determined by the Audit Committee and the Board to be Audit Committee Financial Experts. The principal responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting policies and practices of the Trust. The Audit Committee’s responsibilities include, without limitation: (i) approving and recommending to the full Board for approval the selection, retention, termination and compensation of the Trust’s independent registered public accounting firm (the “Independent Registered Public Accounting Firm”) and evaluating the independence and objectivity of the Independent Registered Public Accounting Firm; (ii) approving all audit engagement terms and fees for the Trust; (iii) reviewing the conduct and results of each audit; (iv) reviewing any issues raised by the Trust’s Independent Registered Public Accounting Firm or management regarding the accounting or financial reporting policies and practices of the Trust, its internal controls, and, as appropriate, the internal controls of certain service providers and management’s response to any such issues; (v) reviewing and discussing the Trust’s audited and unaudited financial statements and disclosure in the Trust’s shareholder reports relating to the Trust’s performance; (vi) assisting the Board’s responsibilities with respect to the internal controls of the Trust and its service providers with respect to accounting and financial matters; and (vii) resolving any disagreements between the Trust’s management and the Trust’s Independent Registered Public Accounting Firm regarding financial reporting.

A copy of the Audit Committee Charter can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

Governance Committee. The Board has a standing Governance Committee composed of R. Glenn Hubbard (Chair), Michael J. Castellano, Richard E. Cavanagh, Cynthia L. Egan, Frank J. Fabozzi, Henry Gabbay, W. Carl Kester, Catherine A. Lynch and Karen P. Robards, all of whom are Independent Board Members.

The principal responsibilities of the Governance Committee are: (i) identifying individuals qualified to serve as Independent Board Members and recommending Board Nominees that are not “interested persons” of the Trust (as defined in the 1940 Act) for election by shareholders or appointment by the Board; (ii) advising the Board with respect to Board composition, procedures and Committees of the Board (other than the Audit Committee); (iii) overseeing periodic self-assessments of the Board and Committees of the Board (other than the Audit Committee); (iv) reviewing and making recommendations with respect to Independent Board Member compensation; (v) monitoring corporate governance matters and making recommendations in respect thereof to the Board; (vi) acting as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to the Independent Board Members; and (vii) reviewing and making recommendations to the Board in respect of Trust share ownership by the Independent Board Members.

The Governance Committee seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the

Board will be better suited to fulfill its responsibility of overseeing the Trust’s activities. In so doing, the Governance Committee reviews the size of the Board, the ages of the current Board Members and their tenure on the Board, and the skills, background and experiences of the Board Members in light of the issues facing the Trust in determining whether one or more new Board Members should be added to the Board. The Board as a group strives to achieve diversity in terms of gender, race and geographic location. The Governance Committee believes that the Board Members as a group possess the array of skills, experiences and backgrounds necessary to guide the Trust. The Board Members’ biographies included in the Proxy Statement highlight the diversity and breadth of skills, qualifications and expertise that the Board Members bring to the Trust.

The Governance Committee may consider nominations for Board Members made by the Trust’s shareholders as it deems appropriate. Under the Trust’s By-laws, shareholders must follow certain procedures to nominate a person for election as a Board Member at an annual or special meeting, or to introduce an item of business at an annual meeting. Under these advance notice procedures, shareholders must submit the proposed nominee or item of business by delivering a notice to the Secretary of the Trust at its principal executive offices. The Trust must receive notice of a shareholder’s intention to introduce a nomination or proposed item of business for an annual shareholder meeting not less than 120 days nor more than 150 days before the anniversary of the prior year’s annual shareholder meeting. Assuming that the 2020 annual shareholder meeting of the Trust is held within 25 days of [            ], 2020, the Trust must receive notice pertaining to the 2020 annual meeting of shareholders no earlier than [            ], [            ], 2020 and no later than [            ], [            ], 2020. However, if the Trust holds its 2020 annual shareholder meeting on a date that is not within 25 days before or after [            ], 2020, the Trust must receive the notice of a shareholder’s intention to introduce a nomination or proposed item of business not later than the close of business on the tenth day following the day on which the notice of the date of the shareholder meeting was mailed or the public disclosure of the date of the shareholder meeting was made, whichever comes first.

The Trust’s By-laws provide that notice of a proposed nomination must include certain information about the shareholder and the nominee, as well as a written consent of the proposed nominee to serve if elected. A notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the meeting, any material interest of the shareholder in the business, and certain other information about the shareholder.

Further, the Trust has adopted Board Member qualification requirements which can be found in the Trust’s By-laws and are applicable to all Board Members that may be nominated, elected, appointed, qualified or seated to serve as Board Members. The qualification requirements may include: (i) age limits; (ii) limits on service on other boards; (iii) restrictions on relationships with investment advisers other than BlackRock; and (iv) character and fitness requirements. In addition to not being an “interested person” of the Trust as defined under Section 2(a)(19) of the 1940 Act, each Independent Board Member may not be or have certain relationships with a shareholder owning five percent or more of the Trust’s voting securities or owning other percentage ownership interests in investment companies registered under the 1940 Act. Reference is made to the Trust’s By-laws for more details.

A copy of the Governance Committee Charter can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

Compliance Committee. The Trust has a Compliance Committee composed of Cynthia L. Egan (Chair), Richard E. Cavanagh, R. Glenn Hubbard and W. Carl Kester, all of whom are Independent Board Members. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility with respect to the oversight of regulatory and fiduciary compliance matters involving the Trust, the fund-related activities of BlackRock, and the Trust third party service providers. The Compliance Committee’s responsibilities include, without limitation: (i) overseeing the compliance policies and procedures of the Trust and its service providers and recommending changes or additions to such policies and procedures; (ii) reviewing information on and, where appropriate, recommending policies concerning the Trust’s compliance with applicable law; (iii) reviewing information on any significant correspondence with or other actions by regulators or governmental agencies with respect to the Trust and any employee complaints or published reports that raise concerns regarding compliance matters; and (iv) reviewing reports from, overseeing the annual performance review of, and making certain recommendations in respect of the CCO, including, without limitation, determining the amount and structure of the CCO’s compensation. The Board has adopted a written charter for the Board’s Compliance Committee.

Performance Oversight Committee. The Trust has a Performance Oversight Committee composed of Frank J. Fabozzi (Chair), Michael J. Castellano, Richard E. Cavanagh, Cynthia L. Egan, Henry Gabbay, R. Glenn Hubbard, W. Carl Kester, Catherine A. Lynch and Karen P. Robards, all of whom are Independent Board Members. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Trust’s investment performance relative to the Trust’s investment objective(s), policies and practices. The Performance Oversight Committee’s responsibilities include, without limitation: (i) reviewing and making recommendations to the Board in respect of the Trust’s investment objective(s), policies and practices; (ii) recommending to the Board any required action in respect of changes in fundamental and non-fundamental investment restrictions; (iii) reviewing information on appropriate benchmarks and competitive universes; (iv) reviewing the Trust’s investment performance; (v) reviewing information on unusual or exceptional investment matters; (vi) reviewing whether the Trust has complied with its investment policies and restrictions; and (vii) reviewing information and recommending to the Board such action deemed appropriate concerning fair valuation of the Trust’s investments. The Board has adopted a written charter for the Board’s Performance Oversight Committee.

Executive Committee. The Trust has an Executive Committee composed of Richard E. Cavanagh (Chair) and Karen P. Robards, both of whom are Independent Board Members, and John M. Perlowski, who serves as an interested Board Member. The principal responsibilities of the Executive Committee include, without limitation: (i) acting on routine matters between meetings of the Board; (ii) acting on such matters as may require urgent action between meetings of the Board; and (iii) exercising such other authority as may from time to time be delegated to the Executive Committee by the Board. The Board has adopted a written charter for the Board’s Executive Committee.

The Board currently oversees the Trust’s usage of leverage, including the Trust’s incurrence, refinancing and maintenance of leverage and, to the extent necessary or appropriate, authorizes or approves the execution of documentation in respect thereto. The Executive Committee has authority to make any such authorizations or approvals that are required between regular meetings of the Board.

Ad Hoc Committee. In addition to the standing committees, the Board has established the following ad hoc committee:

Discount Sub-Committee. The Board has an ad hoc Discount Sub-Committee composed of Catherine A. Lynch (Chair), Cynthia L. Egan, Frank J. Fabozzi and W. Carl Kester, all of whom are Independent Board Members. The Discount Sub-Committee is responsible for performing a study of all aspects of market discounts for the Trust’s share prices, with an emphasis on (i) defining the drivers of discounts, (ii) identifying potential solutions and (iii) implementing remedial action plans.

The Trust’s Audit Committee, Governance Committee, Compliance Committee, Performance Oversight Committee, Executive Committee and Discount Sub-Committee met the following number of times during the fiscal year ended October 31, 2018:

Number of Audit Committee Meetings	Number of Governance Committee Meetings	Number of Compliance Committee Meetings	Number of Performance Oversight Committee Meetings	Number of Executive Committee Meetings	Number of Discount Sub-Committee Meetings

13	4	4	4	0	5

Appendix D – Information Pertaining to the Executive Officers of the Trust

The executive officers of the Trust, their address, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below. Each executive officer is an “interested person” of the Trust (as defined in the 1940 Act) by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Name, Address and Year of Birth(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years

John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Annual (President and Chief Executive Officer); Trustee since 2014; President and Chief Executive Officer since 2011	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.

Jonathan Diorio 1980	Vice President	Annual; Since 2015	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.

Neal J. Andrews 1966	Chief Financial Officer	Annual; Since 2007	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.

Jay M. Fife 1970	Treasurer	Annual; Since 2007	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (“CCO”)	Annual; Since 2014	Anti-Money Laundering Compliance Officer for certain BlackRock-advised funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 1975	Secretary	Annual; Since 2012	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(1)	The address of each executive officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

With the exception of the CCO, executive officers receive no compensation from the Trust. The Trust compensates the CCO for his services as its CCO.

D-1

Appendix E – Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees Paid to Independent Registered Public Accountants

Audit Fees and Audit-Related Fees

Audit Fees		Audit-Related Fees
Fiscal Year Ended October 31, 2018 ($)	Fiscal Year Ended October 31, 2017 ($)	Fiscal Year Ended October 31, 2018 ($)	Fiscal Year Ended October 31, 2017 ($)

44,166	44,154	0	0

Tax Fees and All Other Fees

Tax Fees*		All Other Fees
Fiscal Year Ended October 31, 2018 ($)	Fiscal Year Ended October 31, 2017 ($)	Fiscal Year Ended October 31, 2018 ($)	Fiscal Year Ended October 31, 2017 ($)

22,000	22,032	0	0

*	All Tax Fees consist solely of fees relating to services provided for tax compliance and/or tax preparation.

Aggregate Non-Audit Fees for Services Provided to the Trust and its Affiliated Service Providers Pre-Approved by the Audit Committee*:

Aggregate Non-Audit Fees for Pre-Approved Services to the Trust and its Affiliated Service Provider
Fiscal Year Ended October 31, 2018 ($)	Fiscal Year Ended October 31, 2017 ($)

22,000	22,032

*	Non-audit fees of $2,224,000 and $2,129,000 for the calendar years ended December 31, 2018 and December 31, 2017, respectively, were paid in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Trust and of other BlackRock open-end and closed-end funds primarily for a service organization controls review and secondarily, a subscription to the Deloitte Accounting Research Tool. These amounts represent the aggregate fees paid by BlackRock and were not specifically allocated on a per fund basis.

E-1

Appendix F – 5% Beneficial Share Ownership

To the best knowledge of the Trust, based on filings made on or before [            ], 2019 (unless otherwise indicated), the following persons beneficially owned more than 5% of the outstanding shares of the class of the Trust indicated as of [            ], 2019 (unless otherwise indicated):

Investor	Address	Common Shares Held	Common Shares % Held

[ ]	[ ]	[ ]	[ ]%

F-1

[CODE]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

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VOTE BY MAIL Vote, sign and date your White Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

WHITE PROXY CARD	BLACKROCK CREDIT ALLOCATION INCOME TRUST ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON [ ], 2019 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

COMMON SHARES

The undersigned hereby appoints [    ], and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of BlackRock Credit Allocation Income Trust that the undersigned is entitled to vote at the Annual Meeting of Shareholders of BlackRock Credit Allocation Income Trust, to be held on [    ], 2019 or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Delaware law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Annual Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSALS, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES (PROPOSAL 1) AND “AGAINST” THE SHAREHOLDER PROPOSAL (PROPOSAL 2), IF PROPERLY PRESENTED AT THE MEETING.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

BTZ_30686_052019

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Shareholders to be Held on [    ], 2019.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-30686

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE AND “AGAINST” PROPOSAL 2.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal

1.	To elect four Class III Trustees:				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01. Richard E. Cavanagh	02. Cynthia L. Egan	03. Robert Fairbairn	04. Henry Gabbay	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

		FOR	AGAINST	ABSTAIN
2.	If properly presented at the meeting, the Hedge Fund Proposal to declassify the Board of Trustees, so that all Trustees are elected on an annual basis.	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

  Please sign exactly as your name(s) appear(s) on this White Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian,   administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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